The Board of Directors (the Board) of Home Federal Savings Bank has reviewed your performance evaluation performed by selected members of the Board. In connection therewith and pursuant to Section 1 of your contract on May 23, 2000, the Board determined to extend your employment contract until the May Board meeting, 2003.


                                   Home Federal Savings Bank

                                   By:  /s/ M.F. Schumann
                                      --------------------------------
                                      M.F. Schumann
                                           Director

                         EMPLOYEE ACKNOWLEDGEMENT

     I hereby acknowledge receipt of this notice of extension of the above-referenced contract and accept the extension of the term of such contract.

                         EMPLOYEE



     Dated: 5/23/00           By:   /s/ Roger P. Weise
            -----------            ------------------------
                                   Roger P. Weise